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                                                                   EXHIBIT 10.01

                 ING (U.S.) SECURITIES, FUTURES & OPTIONS, INC.
                                   SEARS TOWER
                             233 SOUTH WACKER STREET
                             CHICAGO, ILLINOIS 60606
                                 (312) 496-7000

                                December 8, 1998

ProFutures Long/Short Growth Fund, L.P.
Gary Halbert, President
ProFutures, Inc.
11612 Bee Cave Road -- Suite 100
Austin Texas  78733

         Re:      Customer Account No. Q 740R 2574020
                  First Amendment to Commodity Agreement

Dear Mr. Halbert:

         Reference is made to the Commodity Agreement, dated October 22, 1997 (the "Agreement"). We acknowledge the new name (previously "ProFutures Bull & Bear Fund, L.P.") and address of Customer as set forth above.

         The eighth (8th) sentence of Section 10 of the Agreement is hereby amended and restated as follows:

         Customer shall be credited with an amount equal to: (a) the average of the 91-day U.S. Treasury bill rate for such month; multiplied by (b) the average total equity of Customer's account for such month. To the extent that any interest earned on such total equity exceeds such amount, ING will retain it.

         Capitalized terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement. All other terms and conditions set forth in the Agreement shall remain in full force and effect.

                                 Sincerely,

                                 ING (U.S.) SECURITIES, FUTURES & OPTIONS, INC.

                                 By: /s/ James A. Gabriele
                                    -------------------------------------------
                                 Name: James A. Gabriele
                                 Title: Controller

ACKNOWLEDGED AND AGREED:

PROFUTURES LONG/SHORT GROWTH FUND, L.P.
By: ProFutures, Inc., its General Partner


By: /s/ Gary D. Halbert
   -------------------------------------
   Gary D. Halbert, President